The UBS Funds	Prospectus Supplement

The UBS Funds

Prospectus Supplement

April 20, 2012

Dear Investor,

The purpose of this supplement is to update the Prospectus of the UBS Global Equity Fund series (the “Fund”) of The UBS Funds dated October 28, 2011, as follows:

Effective on April 19, 2012, Nicholas Melhuish was replaced as portfolio manager for the Fund by Nicholas Irish.

Therefore, the reference to Mr. Melhuish under the heading “Portfolio manager” on page 5 of the Prospectus for the Fund, is deleted in its entirety and replaced by the following:

Nicholas Irish, portfolio manager of the Fund since April 2012.

Also, the first two paragraphs under the heading “Management” and the sub-heading “Portfolio management – UBS Global Equity Fund” on page 49 of the Prospectus are deleted in their entirety and replaced by the following:

Nicholas Irish is the portfolio manager for the UBS Global Equity Fund. He is responsible for the day-to-day management of the Fund’s portfolio. Mr. Irish has access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are attractively valued. Mr. Irish works closely with the analysts to decide how to structure the UBS Global Equity Fund. Information about Mr. Irish is provided below.

Nicholas Irish is a Senior Portfolio Manager on the Core/Value Global Equities team, a member of the Global Equity Portfolio Management team and a Managing Director of UBS Global Asset Management. Mr. Irish joined UBS Global Asset Management in 2008 and previously was a senior global equity portfolio manager of HSBC Halbis since 2005 where he co-managed HSBC Halbis’ equity portfolios. Prior to that, Mr. Irish spent 11 years at Schroders, most recently as one of two global equity portfolio managers responsible for their integrated global equity products. Mr. Irish has been a portfolio manager of the Fund since April 2012.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR PROSPECTUS DATED OCTOBER 28, 2011.

ZS-551

The UBS Funds	Statement of Additional Information Supplement

The UBS Funds

Statement of Additional Information (“SAI”) Supplement

April 20, 2012

Dear Investor,

The purpose of this supplement is to update the SAI of the UBS Global Equity Fund series (the “Fund”) of The UBS Funds dated October 28, 2011, as follows:

Effective on April 19, 2012, Nicholas Melhuish was replaced as portfolio manager for the Fund by Nicholas Irish.

Therefore, on page 72 of the SAI, under the heading “Investment advisory, principal underwriting and other service arrangements” and the sub-heading “Portfolio managers”, the information for Nicholas Melhuish is deleted in its entirety and the information for Nicholas Irish is replaced with the following:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio Manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Nicholas Irish# (UBS Global Equity Fund and UBS International Equity Fund)	5	$334	10	$884	11	$1,583

#
Mr. Irish became a portfolio manager of the UBS Global Equity Fund on April 19, 2012.  The information provided includes the accounts Mr. Irish currently manages, but the information provided with respect to the amount of assets under management in such accounts is as of December 31, 2011.

In addition, on page 75 of the SAI, under the heading “Investment advisory, principal underwriting and other service arrangements” and the sub-heading “Portfolio managers”, the information for Nicholas Melhuish is deleted in its entirety and the following information is added under the heading “Nicholas Irish”:

Portfolio Manager/Fund	Range of shares owned
Nicholas Irish # UBS Global Equity Fund	None

#      Information for Mr. Irish for the UBS Global Equity Fund is as of December 31, 2011.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR SAI DATED OCTOBER 28, 2011.

ZS-552